                                                                    Exhibit 10.4

57195-15
A Units

                                ESCROW AGREEMENT
                               (FOR CLASS A UNITS)

THIS AGREEMENT is made as of _______________, by and between MAN-AHL 130, LLC, a Delaware limited liability company (the "Company"), MAN INVESTMENTS (USA) CORP., a Delaware corporation (the "Managing Member") and SEI PRIVATE TRUST COMPANY, a limited purpose federal savings bank regulated by the Office of Thrift Supervision ("SEI" or "Escrow Agent").

                                   WITNESSETH

WHEREAS, the Company and the Managing Member desire that SEI provide services as escrow agent for the purpose of receiving subscription funds ("Subscription Funds") from potential investors in Class A Units of the Company (the "Potential Investors") during an initial offering period ending June 30, 2007, subject to extension until September 30, 2007 or earlier termination, as designated by the Managing Member (the Initial Offering Period") and SEI wishes to provide such services.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

1. ACCEPTANCE BY ESCROW AGENT. The Escrow Agent hereby accepts the appointment as escrow agent hereunder and agrees to act on the terms and conditions hereinafter set forth.

2. RIGHTS AND RESPONSIBILITIES OF ESCROW AGENT. The acceptance by the Escrow Agent of its duties hereunder is subject to the following terms and conditions, which the parties to this Agreement hereby agree shall govern and control the Escrow Agent's rights, duties, liabilities and immunities.

     (a) The Escrow Agent shall act hereunder as a depositary only, and in its capacity as such, it shall not be responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any document furnished to the Escrow Agent or any asset deposited with it.

     (b) "Written Instructions" mean written instructions received by the Escrow Agent and signed by any person duly authorized by the Managing Member to give such instructions on behalf of the Company (each an "Authorized Person"). The instructions may be (a) sent by facsimile with confirmation of receipt, (b) delivered personally, (c) sent by commercial overnight courier with written verification of receipt, or
          (d) sent by certified or registered U.S. mail, postage prepaid and return receipt requested. The Escrow Agent shall provide the Managing Member with the name of the group or person to whom such instructions should be directed. The Managing Member shall file from time to time with the Escrow Agent a certified copy of each resolution of the board of directors of the Managing Member setting forth the names of the Authorized Persons for the purpose of giving Written Instructions. Such resolution shall include certified signatures of such Authorized Persons. This shall constitute conclusive evidence of the authority of the signatories designated therein to act. Such resolution shall be considered in full force and effect with the Escrow Agent fully protected in acting in reliance thereon unless and until it receives written notice from the Managing Member to the contrary. The Escrow Agent may rely

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          upon and shall be protected for any action or omission it takes pursuant to Written Instructions if it, in good faith, believes such Written Instructions to be genuine. Unless otherwise provided in this Agreement, the Escrow Agent shall act only upon Written Instructions. The Escrow Agent shall be entitled to assume that any Written Instruction received hereunder is not in any way inconsistent with the provisions of the Company's formation documents or this Agreement or of any vote, resolution or proceeding of the Company's board of directors, unless and until the Escrow Agent receives Written Instructions to the contrary.

     (c) The Escrow Agent shall be obligated to exercise care and diligence in the performance of its duties hereunder, to act in good faith and to use its best efforts, within reasonable limits, in performing services provided for under this Agreement. The Escrow Agent shall be liable for any damages arising out if its failure to perform its duties under this Agreement to the extent such damages arise out of its willful misfeasance, fraud, bad faith, gross negligence or reckless disregard of such duties.

     (d) Notwithstanding anything in this Agreement to the contrary, neither the Escrow Agent nor its affiliates shall be liable to the Company or the Managing Member for any consequential, special or indirect losses or damages which the Company or Managing Member may incur or suffer by or as a consequence of the Escrow Agent's or its affiliates' performance of the services provided hereunder, whether or not the likelihood of such losses or damages was known by the Escrow Agent or its affiliates.

     (e) Without limiting the generality of the foregoing or of any other provision of this Agreement, the Escrow Agent shall not be liable for losses beyond its control, provided it has acted in accordance with the standard of care set forth above; and the Escrow Agent shall not be liable for delays or errors or loss of data occurring by reason of circumstances beyond its control, including acts of civil or military authority, national emergencies, labor difficulties, fire, flood, catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, telecommunications or power supply.

     (f) The Managing Member and the Company each agree to indemnify the Escrow Agent and hold it harmless from and against any tax, charge, loss, liability, expense (including reasonable attorneys fees and expenses), claim or demand arising directly or indirectly from any action or omission to act which the Escrow Agent takes (i) at the request or on the direction of or in reliance on the advice of the Managing Member or the Company or (ii) upon Written Instructions; provided, however, that neither the Escrow Agent, nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) arising out of the Escrow Agent's or its affiliates own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under this Agreement. The Managing Member and the Company shall each indemnify and hold harmless the Escrow Agent against and in respect of any liability for taxes and for any penalties or interest in respect of taxes attributable to the investment of funds held in escrow by the Escrow Agent pursuant to this Agreement. Notwithstanding anything in this Agreement to the contrary, no party shall be liable to any other party for any consequential, special or indirect losses or damages which such party may incur or suffer, whether or not the likelihood of such losses or damages was known by such party. These indemnities shall

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          survive the resignation of the Escrow Agent and/or the termination of this Agreement.

     (g) The Escrow Agent shall have no duties except those specifically set forth in this Agreement.

     (h) The Escrow Agent shall have the right at any time it deems appropriate to seek an adjudication in a court of competent jurisdiction as to the respective rights of the parties hereto and shall not be held liable by any party hereto for any delay or the consequences of any delay occasioned by such resort to court.

     (i) The Escrow Agent shall notify promptly the Managing Member of any discrepancy between the amounts set forth on any remittance advice received by Escrow Agent and the sums delivered to it therewith.

3. DEPOSIT OF ESCROW FUND. The Escrow Agent shall establish an account at Wachovia Bank, or a similar banking institution agreed to by the Company, in the name of MAN-AHL 130, LLC --Class A Escrow Account for the Benefit of Class A Investors (the "Account"). The Escrow Agent shall promptly deposit in the Account checks remitted by Potential Investors and made payable to the Company. Potential Investors also may deposit monies in the Account by wire transfer pursuant to instructions provided to them by the Company. Balances on deposit in the Account will earn interest at prevailing market rates pursuant to arrangements approved by the Company. Prior to distribution to the Company, as described below in Section 5, the Company shall have neither title to nor an interest in the funds deposited in the Account, and such funds shall under no circumstances be subject to the liabilities of the Company.

4. STATEMENTS. During the term of this Agreement, the Escrow Agent shall provide the Company with (a) monthly statements with respect to Subscription Funds in the Account and (b) a daily summary of amounts deposited. All such statements shall be sent by mail to the attention of Kathy McGuane, Accounting Department, at the following address:

     MAN-AHL 130, LLC
     123 N Wacker Drive, Suite 2800
     Chicago, IL 60606-1743

     or by facsimile to at fax number 312-881-6654. The Company shall be responsible for reconciling such statements. The Escrow Agent shall be forever released and discharged from all liability with respect to the accuracy of such statements, except with respect to any such act or transaction as to which the Company shall, within 30 days after the furnishing of the statement, file written objections with the Escrow Agent. Upon request by the Company, the Escrow Agent shall provide the Company with information concerning daily interest earned.

5.   DISTRIBUTIONS AND CLOSINGS.

     (a) If, prior to the end of the Initial Offering Period, as determined by the Managing Member and subject to the terms and conditions set forth in the Company's Prospectus, the Managing Member determines that the requirements for the release of the Subscription Funds from Escrow set forth in the Registration Statement for the Company have been satisfied (such requirements being hereinafter referred to as the "Minimum Class A Requirements"), then, the

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          Managing Member shall notify the Escrow Agent that the Minimum Class A
          Requirements have been met and shall provide Written Instructions to the Escrow Agent directing the Escrow Agent to release the Subscription Funds to the Company. Upon its receipt of Written Instructions, the Escrow Agent will wire principal balances on deposit and any accrued interest thereon in the Account, to the account designated by the Company.

     (b) In the event that at the conclusion of the Initial Offering Period, as determined by the Managing Member and subject to the terms and conditions set forth in the Company's Prospectus, the Managing Member determines that the Minimum Class A Requirements have not been met, the offering of Class A Units will be terminated, and the Managing Member shall notify the Escrow Agent that the Minimum Class A Requirements have not been met and the Managing Member shall provide Written Instructions to the Escrow Agent directing the Escrow Agent to refund the Subscription Funds to the Potential Investors. Upon its receipt of Written Instructions, which instructions should include the amount of each refund to be issued to each Potential Investor (which amount shall include the amount of the principal balance plus any interest that may be due to such Potential Investors), the Escrow Agent will return the Subscription Funds received, together with any interest earned thereon, to the Potential Investors. The Escrow Agent shall have 5 business days from its receipt of such Written Instructions to make such refunds.

     (c)  Prior to the release of Subscription Funds, as set forth in 5 (a) or
          (b) above, if Escrow Agent receives funds from a Potential Investor who is not admitted into the Company (each an "Unacceptable Investor'), the Managing Member shall timely issue, or cause to be issued, Written Instructions to the Escrow Agent directing Escrow Agent to make a refund to each such Unacceptable Investor, which instructions should include the amount of each refund to be issued to each such Unacceptable Investor (which amount shall include the amount of the principal balance plus any interest that may be due to such Unacceptable Investor), and which instructions shall be provided to the Escrow Agent prior to the issuance of Written Instructions under
          Section 5(a) or prior to the return of Subscription Funds under 5(b), whereupon the Escrow Agent shall issue such refunds. Unless otherwise agreed, such refunds shall be made in wire form.

6. INTEREST. Except with respect to refunds that are made to Potential Investors as set forth in Section 5(b) or (c) above, all interest earned on the escrow funds deposited in the Account hereunder shall be credited to the Company.

7. TAX IDENTIFICATION NUMBER. All deposits to the Account shall be subject to the Escrow Agent's receipt of a valid tax identification number for the Company or Potential Investor, as applicable.

8. COMPENSATION. As compensation for the services rendered by Escrow Agent under this Agreement, Escrow Agent shall receive from the Company such fees as may be agreed to in writing, from time to time, by the Company and the Escrow Agent. The Company shall also be responsible for and shall reimburse the Escrow Agent for the Escrow Agent's reasonable costs and expenses incurred in connection with the performance of its services under this Agreement. The Company has delegated to the Managing Member, and the Managing Member has agreed to assume, responsibility for paying the Escrow Agent the foregoing fees, costs and expenses. It is further understood and agreed that standard account transaction charges will be billed to the Company as an out-of-pocket expense.

9. AMENDMENT. This Agreement may not be amended or supplemented, and no provision hereof may be modified or waived, except by an instrument in writing, signed by all of the parties hereto.

10. TERMINATION. This Agreement shall continue until the earlier to occur of the following:

     (a) Terminated by either the Escrow Agent or the Managing Member on 30 days prior written notice as set forth in Section 13 of this Agreement. Upon the termination of this Agreement and upon the delivery of the balance of the Account to a successor escrow agent or such other person as may be designated by Written Instructions, the Escrow Agent shall be released and discharged of any and all further obligations hereunder.

          If no successor escrow agent has been designated pursuant to Written Instructions to receive the balance of the Account at the expiration of the 30-day period, the Escrow Agent shall have no further obligation hereunder except to hold the escrow funds as a depositary. Upon written notification by the Company of the appointment of the successor, the Escrow Agent shall promptly deliver the balance of the Account to such successor, and the duties of the resigning Escrow Agent shall thereupon in all respects terminate, and it shall be released and discharged of any and all further obligations hereunder; or

     (b) Disbursement of all Subscription Funds pursuant to Section 5. Upon disbursement of the Subscription Funds as set forth in Section 5 above, the Escrow Agent shall be relieved of all further obligations and released from all liability hereunder.

     Upon termination, the Company and the Managing Member shall execute and deliver to the Escrow Agent the Release and Discharge attached hereto as Attachment A, provided that the failure to execute and deliver such Release and Discharge shall not affect the termination of this Agreement.

11. EXECUTION. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts together shall constitute one and the same instrument.

12. MISCELLANEOUS. All covenants and agreements contained in this Agreement by or on behalf of the parties hereto shall bind and inure to the benefit of such parties and their respective heirs, administrators, legal representatives, successors and assigns, as the case may be. The headings in this Agreement are for convenience of reference only and shall neither be considered as part of this Agreement, nor limit or otherwise affect the meaning thereof. This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to principles of conflicts of law.

13. NOTICES. Except to the extent specifically provided elsewhere in this Agreement, all instructions, notices and other communications hereunder must be in writing and shall be

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     deemed to have been duly given if (a) sent by facsimile with confirmation of receipt, (b) delivered personally, (c) sent by commercial overnight courier with written verification of receipt, or (d) sent by certified or registered U.S. mail, postage prepaid and return receipt requested, to the party to be notified (except that any notice terminating this Agreement may not be sent by facsimile) and addressed as follows:

     (a)  If to the Company, to
          MAN-AHL 130, LLC
          123 N Wacker Drive, Suite 2800
          Chicago, IL 60606-1743
          Attention: Kathy McGuane, Accounting Department

     (b)  If to the Managing Member, to
          Man Investments (USA) Corp.
          123 N. Wacker Drive, Suite 2800
          Chicago, IL 60606-1743
          Attention: Kirsten Ganschow

     (c)  If to the Escrow Agent
          SEI Private Trust Company
          One Freedom Valley Drive
          Oaks, PA 19456
          Attention: Lynn Lang

          With a copy to:

          SEI Private Trust Company
          One Freedom Valley Drive
          Oaks, PA 19456
          Attention: General Counsel

14. PARTIAL INVALIDITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding among the parties and supersedes all prior agreements and understandings relating to the subject matter hereof; provided that, the parties may embody in one or more separate documents their agreement, if any, with respect to delegated duties and instructions.

16. MANAGING MEMBER IS AUTHORIZED TO ACT ON BEHALF OF THE COMPANY. The Company and the Managing Member represent and warrant that the Managing Member is responsible for its overall management and administration of the Company and is authorized to act on behalf of the Company, including but not limited to issuing instructions to the Escrow Agent, as more fully set forth herein.

IN WITNESS THEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

MAN-AHL 130, LLC


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


MAN INVESTMENTS (USA) CORP.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


SEI PRIVATE TRUST COMPANY


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

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                                  ATTACHMENT A

                              Release and Discharge

The undersigned on behalf of MAN-AHL 130, LLC and MAN INVESTMENTS (USA) CORP. hereby release and discharge SEI PRIVATE TRUST COMPANY from all further responsibility or liability as Escrow Agent under the Escrow Agreement (For Class A Units) dated ___________________.

Executed this _________ day of ______________, 200__.

MAN-AHL 130, LLC


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


MAN INVESTMENTS (USA) CORP.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

57195-14
B Units

                                ESCROW AGREEMENT
                               (FOR CLASS B UNITS)

THIS AGREEMENT is made as of _______________, by and between MAN-AHL 130, LLC, a Delaware limited liability company (the "Company"), MAN INVESTMENTS (USA) CORP., a Delaware corporation (the "Managing Member") and SEI PRIVATE TRUST COMPANY, a limited purpose federal savings bank regulated by the Office of Thrift Supervision ("SEI" or "Escrow Agent").

                                   WITNESSETH

WHEREAS, the Company and the Managing Member desire that SEI provide services as escrow agent for the purpose of receiving subscription funds ("Subscription Funds") from potential investors in Class B Units of the Company (the "Potential Investors") during an initial offering period ending June 30, 2007, subject to extension until September 30, 2007 or earlier termination, as designated by the Managing Member (the Initial Offering Period") and SEI wishes to provide such services.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

1. ACCEPTANCE BY ESCROW AGENT. The Escrow Agent hereby accepts the appointment as escrow agent hereunder and agrees to act on the terms and conditions hereinafter set forth.

2. RIGHTS AND RESPONSIBILITIES OF ESCROW AGENT. The acceptance by the Escrow Agent of its duties hereunder is subject to the following terms and conditions, which the parties to this Agreement hereby agree shall govern and control the Escrow Agent's rights, duties, liabilities and immunities.

     (a) The Escrow Agent shall act hereunder as a depositary only, and in its capacity as such, it shall not be responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any document furnished to the Escrow Agent or any asset deposited with it.

     (b) "Written Instructions" mean written instructions received by the Escrow Agent and signed by any person duly authorized by the Managing Member to give such instructions on behalf of the Company (each an "Authorized Person"). The instructions may be (a) sent by facsimile with confirmation of receipt, (b) delivered personally, (c) sent by commercial overnight courier with written verification of receipt, or
          (d) sent by certified or registered U.S. mail, postage prepaid and return receipt requested. The Escrow Agent shall provide the Managing Member with the name of the group or person to whom such instructions should be directed. The Managing Member shall file from time to time with the Escrow Agent a certified copy of each resolution of the board of directors of the Managing Member setting forth the names of the Authorized Persons for the purpose of giving Written Instructions. Such resolution shall include certified signatures of such Authorized Persons. This shall constitute conclusive evidence of the authority of the signatories designated therein to act. Such resolution shall be considered in full force and effect with the Escrow Agent fully protected in acting in reliance thereon unless and until it receives written notice from the Managing Member to the contrary. The Escrow Agent may rely upon and shall be protected for any action or omission it takes pursuant to Written Instructions if it, in good faith, believes such Written Instructions to be genuine. Unless otherwise provided in this Agreement, the Escrow Agent shall act only upon Written Instructions. The Escrow Agent shall be entitled to assume that any Written Instruction received hereunder is not in any way inconsistent with the provisions of the Company's formation documents or this Agreement or of any vote, resolution or proceeding of the Company's board of directors, unless and until the Escrow Agent receives Written Instructions to the contrary.

     (c) The Escrow Agent shall be obligated to exercise care and diligence in the performance of its duties hereunder, to act in good faith and to use its best efforts, within reasonable limits, in performing services provided for under this Agreement. The Escrow Agent shall be liable for any damages arising out if its failure to perform its duties under this Agreement to the extent such damages arise out of its willful misfeasance, fraud, bad faith, gross negligence or reckless disregard of such duties.

     (d) Notwithstanding anything in this Agreement to the contrary, neither the Escrow Agent nor its affiliates shall be liable to the Company or the Managing Member for any consequential, special or indirect losses or damages which the Company or Managing Member may incur or suffer by or as a consequence of the Escrow Agent's or its affiliates' performance of the services provided hereunder, whether or not the likelihood of such losses or damages was known by the Escrow Agent or its affiliates.

     (e) Without limiting the generality of the foregoing or of any other provision of this Agreement, the Escrow Agent shall not be liable for losses beyond its control, provided it has acted in accordance with the standard of care set forth above; and the Escrow Agent shall not be liable for delays or errors or loss of data occurring by reason of circumstances beyond its control, including acts of civil or military authority, national emergencies, labor difficulties, fire, flood, catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, telecommunications or power supply.

     (f) The Managing Member and the Company each agree to indemnify the Escrow Agent and hold it harmless from and against any tax, charge, loss, liability, expense (including reasonable attorneys fees and expenses), claim or demand arising directly or indirectly from any action or omission to act which the Escrow Agent takes (i) at the request or on the direction of or in reliance on the advice of the Managing Member or the Company or (ii) upon Written Instructions; provided, however, that neither the Escrow Agent, nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) arising out of the Escrow Agent's or its affiliates own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under this Agreement. The Managing Member and the Company shall each indemnify and hold harmless the Escrow Agent against and in respect of any liability for taxes and for any penalties or interest in respect of taxes attributable to the investment of funds held in escrow by the Escrow Agent pursuant to this Agreement. Notwithstanding anything in this Agreement to the contrary, no party shall be liable to any other party for any consequential, special or indirect losses or damages which such party may incur or suffer, whether or not the likelihood of such losses or damages was known by such party. These indemnities shall survive the resignation of the Escrow Agent and/or the termination of this Agreement.

     (g) The Escrow Agent shall have no duties except those specifically set forth in this Agreement.

     (h) The Escrow Agent shall have the right at any time it deems appropriate to seek an adjudication in a court of competent jurisdiction as to the respective rights of the parties hereto and shall not be held liable by any party hereto for any delay or the consequences of any delay occasioned by such resort to court.

     (i) The Escrow Agent shall notify promptly the Managing Member of any discrepancy between the amounts set forth on any remittance advice received by Escrow Agent and the sums delivered to it therewith.

3. DEPOSIT OF ESCROW FUND. The Escrow Agent shall establish an account at Wachovia Bank, or a similar banking institution agreed to by the Company, in the name of MAN-AHL 130, LLC -Class B Escrow Account for the Benefit of Class B Investors (the "Account"). The Escrow Agent shall promptly deposit in the Account checks remitted by Potential Investors and made payable to the Company. Potential Investors also may deposit monies in the Account by wire transfer pursuant to instructions provided to them by the Company. Balances on deposit in the Account will earn interest at prevailing market rates pursuant to arrangements approved by the Company. Prior to distribution to the Company, as described below in Section 5, the Company shall have neither title to nor an interest in the funds deposited in the Account, and such funds shall under no circumstances be subject to the liabilities of the Company.

4. STATEMENTS. During the term of this Agreement, the Escrow Agent shall provide the Company with (a) monthly statements with respect to Subscription Funds in the Account and (b) a daily summary of amounts deposited. All such statements shall be sent by mail to the attention of Kathy McGuane, Accounting Department, at the following address:

     MAN-AHL 130, LLC
     123 N Wacker Drive, Suite 2800
     Chicago, IL 60606-1743

     or by facsimile to at fax number 312-881-6654. The Company shall be responsible for reconciling such statements. The Escrow Agent shall be forever released and discharged from all liability with respect to the accuracy of such statements, except with respect to any such act or transaction as to which the Company shall, within 30 days after the furnishing of the statement, file written objections with the Escrow Agent. Upon request by the Company, the Escrow Agent shall provide the Company with information concerning daily interest earned.

5.   DISTRIBUTIONS AND CLOSINGS.

     (a) If, prior to the end of the Initial Offering Period, as determined by the Managing Member and subject to the terms and conditions set forth in the Company's Prospectus, the Managing Member determines that the requirements for the release of the Subscription Funds from Escrow set forth in the Registration Statement for the Company have been satisfied (such requirements being hereinafter referred to as the "Minimum Class B Requirements"), then, the Managing Member shall notify the Escrow Agent that the Minimum Class B Requirements have been met and shall provide Written Instructions to the Escrow Agent directing the Escrow Agent to release the Subscription Funds to the Company. Upon its receipt of Written Instructions, the Escrow Agent will wire principal balances on deposit and any accrued interest thereon in the Account, to the account designated by the Company.

     (b) In the event that at the conclusion of the Initial Offering Period, as determined by the Managing Member and subject to the terms and conditions set forth in the Company's Prospectus, the Managing Member determines that the Minimum Class B Requirements have not been met, the offering of Class B Units will be terminated, and the Managing Member shall notify the Escrow Agent that the

          Minimum Class B Requirements have not been met and the Managing Member shall provide Written Instructions to the Escrow Agent directing the Escrow Agent to refund the Subscription Funds to the Potential Investors. Upon its receipt of Written Instructions, which instructions should include the amount of each refund to be issued to each Potential Investor (which amount shall include the amount of the principal balance plus any interest that may be due to such Potential Investors), the Escrow Agent will return the Subscription Funds received, together with any interest earned thereon, to the Potential Investors. The Escrow Agent shall have 5 business days from its receipt of such Written Instructions to make such refunds.

     (c)  Prior to the release of Subscription Funds, as set forth in 5 (a) or
          (b) above, if Escrow Agent receives funds from a Potential Investor who is not admitted into the Company (each an "Unacceptable Investor"), the Managing Member shall timely issue, or cause to be issued, Written Instructions to the Escrow Agent directing Escrow Agent to make a refund to each such Unacceptable Investor, which instructions should include the amount of each refund to be issued to each such Unacceptable Investor (which amount shall include the amount of the principal balance plus any interest that may be due to such Unacceptable Investor), and which instructions shall be provided to the Escrow Agent prior to the issuance of Written Instructions under
          Section 5(a) or prior to the return of Subscription Funds under 5(b), whereupon the Escrow Agent shall issue such refunds. Unless otherwise agreed, such refunds shall be made in wire form.

6. INTEREST. Except with respect to refunds that are made to Potential Investors as set forth in Section 5(b) or (c) above, all interest earned on the escrow funds deposited in the Account hereunder shall be credited to the Company.

7. TAX IDENTIFICATION NUMBER. All deposits to the Account shall be subject to the Escrow Agent's receipt of a valid tax identification number for the Company or Potential Investor, as applicable.

8. COMPENSATION. As compensation for the services rendered by Escrow Agent under this Agreement, Escrow Agent shall receive from the Company such fees as may be agreed to in writing, from time to time, by the Company and the Escrow Agent. The Company shall also be responsible for and shall reimburse the Escrow Agent for the Escrow Agent's reasonable costs and expenses incurred in connection with the performance of its services under this Agreement. The Company has delegated to the Managing Member, and the Managing Member has agreed to assume, responsibility for paying the Escrow Agent the foregoing fees, costs and expenses. It is further understood and agreed that standard account transaction charges will be billed to the Company as an out-of-pocket expense.

9. AMENDMENT. This Agreement may not be amended or supplemented, and no provision hereof may be modified or waived, except by an instrument in writing, signed by all of the parties hereto.

10. TERMINATION. This Agreement shall continue until the earlier to occur of the following:

     (a) Terminated by either the Escrow Agent or the Managing Member on 30 days prior written notice as set forth in Section 13 of this Agreement. Upon the termination of this Agreement and upon the delivery of the balance of the Account to a successor escrow agent or such other person as may be designated by Written Instructions, the Escrow Agent shall be released and discharged of any and all further obligations hereunder.

          If no successor escrow agent has been designated pursuant to Written Instructions to receive the balance of the Account at the expiration of the 30-day period, the Escrow Agent shall have no further obligation hereunder except to hold the escrow funds as a depositary. Upon written notification by the Company of the appointment of the successor, the Escrow Agent shall promptly deliver the balance of the Account to such successor, and the duties of the resigning Escrow Agent shall thereupon in all respects terminate, and it shall be released and discharged of any and all further obligations hereunder; or

     (b) Disbursement of all Subscription Funds pursuant to Section 5. Upon disbursement of the Subscription Funds as set forth in Section 5 above, the Escrow Agent shall be relieved of all further obligations and released from all liability hereunder.

     Upon termination, the Company and the Managing Member shall execute and deliver to the Escrow Agent the Release and Discharge attached hereto as Attachment A, provided that the failure to execute and deliver such Release and Discharge shall not affect the termination of this Agreement.

11. EXECUTION. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts together shall constitute one and the same instrument.

12. MISCELLANEOUS. All covenants and agreements contained in this Agreement by or on behalf of the parties hereto shall bind and inure to the benefit of such parties and their respective heirs, administrators, legal representatives, successors and assigns, as the case may be. The headings in this Agreement are for convenience of reference only and shall neither be considered as part of this Agreement, nor limit or otherwise affect the meaning thereof. This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to principles of conflicts of law.

13. NOTICES. Except to the extent specifically provided elsewhere in this Agreement, all instructions, notices and other communications hereunder must be in writing and shall be deemed to have been duly given if (a) sent by facsimile with confirmation of receipt, (b) delivered personally, (c) sent by commercial overnight courier with written verification of receipt, or (d) sent by certified or registered U.S. mail, postage prepaid and return receipt requested, to the party to be notified (except that any notice terminating this Agreement may not be sent by facsimile) and addressed as follows:

     (a)  If to the Company, to
          MAN-AHL 130, LLC
          123 N Wacker Drive, Suite 2800
          Chicago, IL 60606-1743
          Attention: Kathy McGuane, Accounting Department

     (b)  If to the Managing Member, to
          Man Investments (USA) Corp.

          123 N. Wacker Drive, Suite 2800
          Chicago, IL 60606-1743
          Attention: Kirsten Ganschow

     (c)  If to the Escrow Agent
          SEI Private Trust Company
          One Freedom Valley Drive
          Oaks, PA 19456
          Attention: Lynn Lang

          With a copy to:

          SEI Private Trust Company
          One Freedom Valley Drive
          Oaks, PA 19456
          Attention: General Counsel

14. PARTIAL INVALIDITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding among the parties and supersedes all prior agreements and understandings relating to the subject matter hereof; provided that, the parties may embody in one or more separate documents their agreement, if any, with respect to delegated duties and instructions.

16. MANAGING MEMBER IS AUTHORIZED TO ACT ON BEHALF OF THE COMPANY. The Company and the Managing Member represent and warrant that the Managing Member is responsible for its overall management and administration of the Company and is authorized to act on behalf of the Company, including but not limited to issuing instructions to the Escrow Agent, as more fully set forth herein.

IN WITNESS THEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

MAN-AHL 130, LLC


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


MAN INVESTMENTS (USA) CORP.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


SEI PRIVATE TRUST COMPANY


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                  ATTACHMENT A

                              Release and Discharge

The undersigned on behalf of MAN-AHL 130, LLC and MAN INVESTMENTS (USA) CORP. hereby release and discharge SEI PRIVATE TRUST COMPANY from all further responsibility or liability as Escrow Agent under the Escrow Agreement (For Class B Units) dated ___________________.

Executed this _________ day of ______________, 200__.

MAN-AHL 130, LLC


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


MAN INVESTMENTS (USA) CORP.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------